EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of RiverSource Life Insurance Company (the “Company”) for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Timothy V. Bechtold, as President of the Company, and Brian J. McGrane as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Timothy V. Bechtold

Name:     Timothy V. Bechtold

Title:       President

Date:       November 8, 2007

/s/  Brian J. McGrane

Name:     Brian J. McGrane

Title:       Chief Financial Officer

Date:       November 8, 2007